UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2021
PACIFIC MERCANTILE BANCORP
(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
949 South Coast Drive, Costa Mesa, California 92626
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (714) 438-2500
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	PMBC	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition
    On January 25, 2021, Pacific Mercantile Bancorp, a California corporation (the "Company"), issued a press release announcing its consolidated financial results for the three months and year ended December 31, 2020. A copy of that press release is attached as Exhibit 99.1 to, and is incorporated by this reference into, this Current Report on Form 8-K. In addition, the Company has provided supplemental information regarding the response to the COVID-19 pandemic, which is available to investors at the Company's website http://investors.pmbank.com/Presentations, that is attached as Exhibit 99.2 to, and is incorporated by reference into, this Current Report on Form 8-K.
    In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and neither such information nor Exhibit 99.1 shall be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item  9.01        Financial Statements and Exhibits
(d) Exhibits. The following exhibits are being furnished pursuant to Item 2.02 above.

Exhibit No.	Description of Exhibit

99.1	Press Release issued January 25, 2021, announcing the consolidated financial results of Pacific Mercantile Bancorp for the three months and year ended December 31, 2020.
99.2	Supplemental Information - COVID-19 Response and Impact Overview - January 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: January 25, 2021	By:	/s/ BRADFORD R. DINSMORE
Bradford R. Dinsmore, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press Release issued January 25, 2021, announcing the consolidated financial results of Pacific Mercantile Bancorp for the three months and year ended December 31, 2020
99.2	Supplemental Information - COVID-19 Response and Impact Overview - January 2021